UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 31, 2017 (January 30, 2017)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 29, 2017, Rite Aid Corporation, a Delaware corporation (“Rite Aid” or the “Company”), Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”), and Victoria Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of WBA (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of October 27, 2015 (the “Merger Agreement”), by and among the Company, WBA and Merger Sub.

Rite Aid distributed a notice to its associates providing information about the Amendment and the transactions contemplated thereby on January 30, 2017. A copy of that document is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Rite Aid distributed a questions and answers document to be used with Company associates providing information about the Amendment and the transactions contemplated thereby on January 30, 2017. A copy of that document is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Rite Aid distributed talking points to its corporate leaders providing information about the Amendment and the transactions contemplated thereby on January 30, 2017. A copy of that document is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Rite Aid distributed talking points to its field leaders providing information about the Amendment and the transactions contemplated thereby on January 30, 2017. A copy of that document is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Rite Aid distributed talking points of Bryan Everett, Executive Vice President, Store Operations of the Company, providing information about the Amendment and the transactions contemplated thereby on January 30, 2017. A copy of that document is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Rite Aid distributed a “Down to Business” presentation of John Standley, Chairman and Chief Executive Officer of the Company, providing information about the Amendment and the transactions contemplated thereby on January 30, 2017. A copy of that document is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

Rite Aid distributed a letter to its suppliers providing information about the Amendment and the transactions contemplated thereby on January 30, 2017. A copy of that document is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Rite Aid Corporation Notice to Associates, dated January 30, 2017.
99.2	Rite Aid Corporation Questions and Answers, dated January 30, 2017.
99.3	Rite Aid Corporation Corporate Leaders Talking Points, dated January 30, 2017.
99.4	Rite Aid Corporation Field Leaders Talking Points, dated January 30, 2017.
99.5	Rite Aid Corporation Bryan Everett Talking Points, dated January 30, 2017.
99.6	Rite Aid Corporation Down to Business Presentation, dated January 30, 2017.
99.7	Rite Aid Corporation Letter to Suppliers, dated January 30, 2017.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “may,” “should,” “expect,” “anticipate,” “believe,” “future,” “target,” “plan” and similar expressions are intended to identify information that is not historical in nature.

All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the Federal Trade Commission and otherwise in connection with the pending acquisition of Rite Aid by WBA; the number of stores divested in connection with such pending acquisition and the terms, timing and likelihood of consummation of such transactions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of WBA following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval of the amended Merger Agreement by the stockholders of Rite Aid may not be obtained; (2) the parties to the Asset Purchase Agreement, dated as of December 19, 2016, by and among Rite Aid, WBA, Fred’s, Inc. and AFAE, LLC may not receive regulatory approval or be able to complete the transactions contemplated thereby considering the various closing conditions; (3) there may be a material adverse change of Rite Aid or the business of Rite Aid may suffer as a result of uncertainty surrounding the transaction; (4) the transaction may involve unexpected costs, liabilities or delays; (5) legal proceedings may be initiated related to the transaction; (6) changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder may occur; (7) provider and state contract changes may occur; (8) reduction in provider payments by governmental payors may occur; (9) the expiration of Rite Aid’s Medicare or Medicaid managed care contracts by federal or state governments; (10) tax matters; (11) there may be difficulties and delays in achieving synergies and cost savings; and (12) other risk factors as detailed from time to time in Rite Aid’s and WBA’s reports filed with the Securities and Exchange Commission (the “SEC”), including Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 27, 2016, which is available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Rite Aid undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, as amended, Rite Aid intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention:  Senior Director, Treasury Services & Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 13, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: January 31, 2017	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rite Aid Corporation Notice to Associates, dated January 30, 2017.
99.2	Rite Aid Corporation Questions and Answers, dated January 30, 2017.
99.3	Rite Aid Corporation Corporate Leaders Talking Points, dated January 30, 2017.
99.4	Rite Aid Corporation Field Leaders Talking Points, dated January 30, 2017.
99.5	Rite Aid Corporation Bryan Everett Talking Points, dated January 30, 2017.
99.6	Rite Aid Corporation Down to Business Presentation, dated January 30, 2017.
99.7	Rite Aid Corporation Letter to Suppliers, dated January 30, 2017.